UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2024

Item 1. Reports to Stockholders.

TICKER: AFQSX

Annual Shareholder Report

July 31, 2024

This annual shareholder report contains important information about Alpha Fiduciary Quantitative Strategy Fund (the "Fund") for the period of August 1, 2023 to July 31, 2024. You can find additional information about the Fund at https://www.afqsx.com/literature. You can also request this information by contacting us at 1-888-266-3996.

What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 Investment	Costs Paid as a Percentage of a $10,000 Investment
Alpha Fiduciary Quantitative Strategy Fund	$177.14	1.70%
Management's Discussion of Fund Performance

AFQSX is a Quantitative Trend Following Fund, as such from August 1, 2023 to July 31, 2024, the following narrative discussion of key factors which affected the Fund's performance are presented:

From August 1, 2023, the S&P 500® began trending lower which caused the Fund's model to indicate a short exposure of the S&P 500® Index (the "S&P 500®") for the Fund from mid-August 2023 thru mid-November 2023. The S&P 500® turned abruptly higher near the end of October 2023, causing the Fund's model to react to the trend change in the S&P 500® in mid-November. However, by that time the Fund had lost the advantage it had gained over the S&P 500® during the initial period the Fund was short.

For the next five months until April 1, 2024, the S&P 500® trended higher, during which time the Fund's model indicated a rising but less than full market exposure to the S&P 500®, causing the Fund to underperform the S&P 500® during the period. From April 1, 2024 until roughly April 19, 2024, the S&P 500® trended lower during which time the Fund used a combination of short and market weight exposure which resulted in the Fund outperforming the S&P 500®.

From April 19, 2024 until the middle of July 2024, the S&P 500® trended higher while the Fund maintained a conservative less than market weight exposure, resulting in the Fund underperforming the S&P 500® through the Fund's July 31, 2024 fiscal year end.

How did the Fund perform since Inception?

The Fund's past performance is not a good predictor of the Fund's future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Average Annual Total Returns
	One Year	Inception(A) (12/31/2019)
Alpha Fiduciary Quantitative Strategy Fund	8.40%	-0.71%
S&P 500® Index	22.15%	14.22%
(A)	The Fund went effective November 5, 2019 and commenced operations on December 31, 2019.
Fund Statistics
Net Assets ($)	$22,845,107
Number of Portfolio Holdings	3
Portfolio Turnover Rate (%)	0%
Total Advisory Fees Paid ($)	$218,507

1

What did the Fund invest in?
Top Holdings (% of net assets)

iShares Core S&P 500 ETF	78.23%
E-mini Standard & Poor's 500 Futures (Expiration 9/20/2024) (B)	0.20%
Goldman Sachs Financial Square Treasury Instrument Institutional Class	7.37%

(B)	Represents appreciation on futures contracts.
Sectors (% of net assets)

(C)	Net Cash represents cash and other assets in excess of liabilities, including futures contracts.
Availability of Additional Information about the Fund

For additional information about the Fund, including its Prospectus, Statement of Additional Information, financial statements, holdings and proxy information, please visit https://www.afqsx.com/literature.

Important Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-888-266-3996 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

2

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that John W. Czechowicz is an audit comittee financial expert. Mr. Czechowicz is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 7/31/2024	FYE 7/31/2023
Audit Fees	$15,250	$15,250
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Review of Semi-Annual Financials.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted preapproval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant, the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees		FYE 7/31/2024	FYE 7/31/2023
Registrant		$4,250	$4,250
Registrant’s Investment Adviser		$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

Alpha Fiduciary Quantitative Strategy Fund
		Schedule of Investments
July 31, 2024

Shares		Fair Value	% of Net Assets

EXCHANGE TRADED FUNDS

Equity
32,300	iShares Core S&P 500 ETF *	$ 17,872,236
Total for Exchange Traded Funds (Cost - $11,849,875)		17,872,236	78.23%

MONEY MARKET FUNDS
1,683,163	Goldman Sachs Financial Square Treasury Instrument	1,683,163
	Institutional Class 5.17% **

Total for Money Market Funds (Cost - $1,683,163)		1,683,163	7.37%

Total Investment Securities		19,555,399	85.60%
	(Cost - $13,533,038)

Other Assets in Excess of Liabilities		3,289,708	14.40%

Net Assets		$ 22,845,107	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://www.ishares.com/us/products/239726/ishares-core-sp-500-etf
** The rate shown represents the 7-day yield at July 31, 2024.
The accompanying notes are an integral part of these financial statements.

Alpha Fiduciary Quantitative Strategy Fund
Schedule of Futures Contracts
July 31, 2024

	Number of			Unrealized
	Contracts	Expiration	Notional	Appreciation/
Description	Purchased/(Sold)	Date	Value	(Depreciation)

Index Futures
E-mini Standard & Poor's 500 Futures***	16	9/20/2024	$ 4,446,400	$ 45,600

Total	16		$ 4,446,400	$ 45,600

*** Exchange Traded
The accompanying notes are an integral part of these financial statements.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Alpha Fiduciary Quantitative Strategy Fund

Statement of Assets and Liabilities
July 31, 2024

Assets:
Investment Securities at Fair Value	$ 19,555,399
(Cost - $13,533,038)
Cash	1,000
Margin Deposits for Futures Contracts	3,266,198
Accrued Dividends	9,179
Unrealized Appreciation on Futures Contracts	45,600
Total Assets	22,877,376
Liabilities:
Management Fees Payable	18,982
Service Fees Payable	13,287
Total Liabilities	32,269
Net Assets	$ 22,845,107

Net Assets Consist of:
Paid In Capital	$ 30,518,637
Distributable Earnings/(Accumulated Deficit)	(7,673,530)
Net Assets, for 2,360,507 Shares Outstanding	$ 22,845,107
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($22,845,107/2,360,507 shares)	$ 9.68

Statement of Operations
For the fiscal year ended July 31, 2024

Investment Income:
Dividend Income	$ 358,011
Total Investment Income	358,011
Expenses:
Management Fees (Note 4)	218,507
Service Fees (Note 4)	152,956
Total Expenses	371,463

Net Investment Income/(Loss)	(13,452)

Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts
Net Realized Gain/(Loss) on Investments	450,000
Net Realized Gain/(Loss) on Futures Contracts	(2,005,820)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	2,882,535
Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	355,688
Net Realized and Unrealized Gain/(Loss) on Investments and Futures Contracts	1,682,403

Net Increase/(Decrease) in Net Assets from Operations	$ 1,668,951

The accompanying notes are an integral part of these financial statements.

Alpha Fiduciary Quantitative Strategy Fund

Statements of Changes in Net Assets
	8/1/2023	8/1/2022
	to	to
	7/31/2024	7/31/2023
From Operations:
Net Investment Income/(Loss)	$ (13,452)	$ 5,513
Net Realized Gain/(Loss) on Investments	450,000	(469,943)
Net Realized Gain/(Loss) on Futures Contracts	(2,005,820)	(3,774,062)
Change in Net Unrealized Appreciation/(Depreciation) on Investments	2,882,535	2,317,715
Change in Net Unrealized Appreciation/(Depreciation) on Futures
Contracts	355,688	1,334,712
Increase/(Decrease) in Net Assets from Operations	1,668,951	(586,065)

From Distributions to Shareholders:	-	-

From Capital Share Transactions:
Proceeds From Sale of Shares	4,578,781	2,208,600
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(3,814,130)	(3,178,889)
Net Increase/(Decrease) from Shareholder Activity	764,651	(970,289)

Net Increase/(Decrease) in Net Assets	2,433,602	(1,556,354)

Net Assets at Beginning of Year	20,411,505	21,967,859
Net Assets at End of Year	$ 22,845,107	$ 20,411,505

Share Transactions:
Issued	485,351	251,615
Reinvested	-	-
Redeemed	(409,501)	(368,412)
Net Increase/(Decrease) in Shares	75,850	(116,797)
Shares Outstanding Beginning of Year	2,284,657	2,401,454
Shares Outstanding End of Year	2,360,507	2,284,657

The accompanying notes are an integral part of these financial statements.

Alpha Fiduciary Quantitative Strategy Fund

Financial Highlights
Selected data for a share outstanding throughout each period:	8/1/2023	8/1/2022		8/1/2021	8/1/2020	12/31/2019*
	to	to		to	to	to
	7/31/2024	7/31/2023		7/31/2022	7/31/2021	7/31/2020
Net Asset Value -
Beginning of Period	$ 8.93	$ 9.15		$ 9.80	$ 6.33	$ 10.00
Net Investment Income/(Loss) (a) (e)	(0.01)	-	(f)	(0.06)	(0.04)	(0.06)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	0.76	(0.22)		(0.59)	3.51	(3.61)
Total from Investment Operations	0.75	(0.22)		(0.65)	3.47	(3.67)

Distributions (From Net Investment Income)	-	-		-	-	-
Distributions (From Realized Capital Gains)	-	-		-	-	-
Total Distributions	-	-		-	-	-
Net Asset Value -
End of Period	$ 9.68	$ 8.93		$ 9.15	$ 9.80	$ 6.33

Total Return (c)	8.40%	(2.40)%		(6.63)%	54.82%	(36.70)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 22,845	$ 20,412		$ 21,968	$ 16,909	$ 10,768

Ratio of Expenses to Average Net Assets (d)	1.70%	1.70%		1.70%	1.70%	1.65%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets (d)(e)	(0.06)%	0.03%		(0.59)%	(0.50)%	(1.39)%	***
Portfolio Turnover Rate	0.00%	10.60%		67.50%	59.13%	464.61%	**

* Commencement of Investment Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions, if any.
(d) These ratios exclude the impact of expenses of the underlying investment security holdings listed in the
Schedule of Investments.
(e) Recognition of the net investment income/(loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment security holdings listed on the Schedule of Investments.
(f) Less than $0.005.
The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
ALPHA FIDUCIARY QUANTITATIVE STRATEGY FUND
July 31, 2024

1.) ORGANIZATION
Alpha Fiduciary Quantitative Strategy Fund (the “Fund”) was organized as a non-diversified series of the PFS Funds (the “Trust”) on June 11, 2019. The Fund went effective on November 5, 2019, but did not commence investing in line with its objectives until December 31, 2019. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of July 31, 2024, there were twelve series authorized by the Trust. The Fund’s investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective using a quantitative strategy by investing primarily in a portfolio of exchange traded funds (“ETFs”) and equity index futures. The investment adviser to the Fund is Alpha Fiduciary, Inc. (the “Adviser”). Significant accounting policies of the Fund are presented below.

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION:
All investments in securities are valued as described in Note 3. The Trust’s Board of Trustees (“Board”) has designated the Adviser as “Valuation Designee” pursuant to Rule 2a-5 under the 1940 Act.

SHARE VALUATION:
The net asset value (“NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the NAV per share.

FUND OF FUND STRUCTURE:
The Fund invests in portfolios of ETFs (the "Underlying Funds"). The shares of many ETFs frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any ETFs purchased by the Fund will not change. For further information on how the Fund values the Underlying Funds, see Note 3.

FUTURES:
The Fund may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. To the extent the Fund enters into a futures contract, it will deposit with the broker cash, cash equivalents or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked to market daily. Should the value of the futures contract decline relative to the Fund’s position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value to maintain its appropriate margin balance. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its long positions in equity securities that might otherwise result. When the Fund is not fully invested in equity securities and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of equity securities that it intends to buy. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended July 31, 2024, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES:
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Long-term capital gain distributions are recorded as capital gain distributions from investment companies, and short-term capital gain distributions are recorded as dividend income. Withholding taxes on foreign dividends, if any, are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ALLOCATION OF EXPENSES:
Expenses incurred by the Trust that don’t relate to a specific fund of the Trust are allocated pro-rata to the funds based on the total number of funds in the Trust at the time the expense was incurred or by another appropriate method.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

VALUATION OF FUND ASSETS:
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including exchange traded funds). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the valuation committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Derivative Instruments (including futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized as Level 1 of the fair value hierarchy. Lacking a last sale price, a derivative held long is generally valued by the pricing service at its last bid price and a derivative held short is generally valued by the pricing service at its last ask price and are generally categorized as a level 2 security. If there is not a bid or ask price on the primary exchange on which the future trades, the future will be valued at fair value as determined in good faith by the Valuation Committee which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value and are classified as level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the 1940 Act and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets/(liabilities) measured at fair value as of July 31, 2024:

Valuation Inputs of Assets/(Liabilities)
Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,872,236	$ -	$ -	$17,872,236
Money Market Funds	1,683,163	-	-	1,683,163
Total Investment Securities	$19,555,399	$ -	$ -	$19,555,399

Futures Contracts - Purchased	$ 45,600	$ -	$ -	$ 45,600

The Fund did not hold any Level 3 assets during the fiscal year ended July 31, 2024. Futures contracts include unrealized gain/(loss) on contracts open at July 31, 2024.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser receives an investment management fee equal to 1.00% of the Fund’s average daily net assets.

For the fiscal year ended July 31, 2024, the Adviser earned management fees totaling $218,507. At July 31, 2024, the Fund owed $18,982 to the Adviser.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.70% of the Fund’s average daily net assets up to $25 million, 0.35% of the Fund’s average daily net assets from $25 million to $100 million, and 0.25% of such assets in excess of $100 million and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees (if any), taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses. Additionally, under the Services Agreement the Adviser supervises the Fund’s business affairs. The Adviser coordinates for the provision of the services of a Chief Compliance Officer for the Trust with respect to the Fund, executive and administrative services including, but are not limited to, the coordination of all third parties furnishing services to the Fund, review of the books and records of the Fund maintained by such third parties, and such other actions with respect to the Fund as may be necessary in the opinion of the Adviser to perform its duties under the Services Agreement.

For the fiscal year ended July 31, 2024, the Adviser earned services fees of $152,956. At July 31, 2024, the Fund owed the Adviser services fees of $13,287.

5.) DERIVATIVE TRANSACTIONS
The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statement of Assets and Liabilities as of July 31, 2024, was as follows:

Unrealized Appreciation/(Depreciation) on Derivatives
Type of Derivative / Risk	Statement of Assets and Liabilities Location	Value of Unrealized Appreciation/ (Depreciation)
Equity Contracts	Unrealized Appreciation on Futures Contracts	$45,600

Realized and unrealized gains and losses on derivative contracts entered during the fiscal year ended July 31, 2024, by the Fund are recorded in the following locations in the Statement of Operations:

Location	Realized Gain/(Loss)	Location	Unrealized Appreciation/ (Depreciation)
Futures Contracts Purchased	Net Realized Gain/ (Loss) on Futures Contracts	$146,392	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	$45,600
Futures Contracts Sold	Net Realized Gain/ (Loss) on Futures Contracts	($2,152,212)	Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	$310,088

During the fiscal year ended July 31, 2024, the average monthly notional value of the futures contracts purchased long and futures contracts sold short were $3,664,996 and ($11,886,778), respectively.

The table below reflects the offsetting assets and liabilities relating to futures contracts as shown on the Statement of Assets and Liabilities as of July 31, 2024:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged/ (Received)	Net Amount
$45,600	$0	$45,600	$0	$0	$45,600

6.) RELATED PARTY TRANSACTIONS
Certain officers and a Trustee of the Trust are also officers of Premier Fund Solutions (the “Administrator”). These individuals are not paid any fees directly by the Fund for serving in such capacity. These individuals receive benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $6,000, in Trustees’ fees for the fiscal year ended July 31, 2024. These fees were paid by the Adviser.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2024, Charles Schwab & Co. Inc., held for the benefit of its customers, in the aggregate, 100.00% of Fund shares.

8.) INVESTMENT TRANSACTIONS
For the fiscal year ended July 31, 2024, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $0 and $2,348,906, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investment securities owned at July 31, 2024, was $13,781,439.

At July 31, 2024, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$5,773,960	$0	$5,773,960

The Fund did not pay any distributions during the fiscal years ended July 31, 2024 and July 31, 2023.

As of July 31, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other Accumulated Gains/(Accumulated Losses)	$(13,447,490)
Unrealized Appreciation/(Depreciation) – Net	5,773,960
$(7,673,530)

As of July 31, 2024, other accumulated gains/(accumulated losses) included losses on straddles of $5,773,960, deferred late year ordinary losses of $43,309 and an available unused capital loss carryforward of $7,630,221. For Federal tax purposes, $7,599,178 of the capital loss carryforward is short-term with no expiration and $31,043 is long-term with no expiration. As of July 31, 2024, the difference between book and tax basis unrealized appreciation (depreciation) – net was primarily related to the tax deferral of losses on wash sales and the tax treatment of derivatives.

During the fiscal year ended July 31, 2024, the Fund utilized $496,035 of short-term capital loss carryforward and $1,185,943 of long-term capital loss carryforward.

10.) RISKS TO CONSIDER
Futures Contract Risk. The successful use of futures contracts draws upon the Adviser’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts, which may adversely affect the Fund’s net asset value and total return, are the imperfect correlation between the change in market value of the futures contract held by the Fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund’s use of futures contracts for the purpose of increasing the Fund’s long and/or short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and therefore amplify the effect of market volatility on the Fund’s share price.

Leveraging Risk. The Fund’s use of futures contracts will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use instruments that have a leveraging effect. For example, if the Adviser seeks to gain enhanced exposure to a specific asset class through an instrument providing leveraged exposure to the asset class and that instrument increases in value, the gain to the Fund will be magnified; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in the Fund’s assets due to losses magnified by the instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations, to meet redemption requests or to meet asset segregation requirements when it may not be advantageous to do so. There is no assurance that the Fund’s use of instruments providing enhanced exposure will enable the Fund to achieve its investment objective.

Risks of Exchange Traded Funds. Investment in an ETF carries security-specific risk and market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicative. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs. Additionally, ETFs are subject to the following risks: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stop stock trading.

Risk of Non-Diversification. The Fund is a non-diversified fund, which means that it has the ability to take larger positions in a smaller number of securities than a fund that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment. The Fund may invest a significant percentage of its assets in a single ETF, ETN and/or money market fund, and at times may hold only one such position along with a cash or cash equivalent position.

11.) CONTINGENCIES AND COMMITMENTS
The Trust indemnifies its officers and the Board for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

12.) SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alpha Fiduciary Quantitative Strategy Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and futures contracts, of Alpha Fiduciary Quantitative Strategy Fund (the “Fund”), a series of PFS Funds, as of July 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2024, 2023, 2022, and 2021 and the period from December 31, 2019 (commencement of operations) through July 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2019.

/s/ Cohen & Company, Ltd.
COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
September 25, 2024

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

None.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

See Item 7. Additionally, Chief Compliance Officer fees were $4,000 plus $79 in travel expenses, paid by the Adviser.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/ James Craft
James Craft
President

Date: 9/27/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James Craft
James Craft
President (Principal Executive Officer)

Date: 9/27/2024

By: /s/ Jeffrey R. Provence
Jeffrey R. Provence
Chief Financial Officer (Principal Financial Officer)

Date: 9/27/2024